                                                                    EXHIBIT 10.4

                                                                  OPTION NO: ___


                              DOVER SADDLERY, INC.
                           2005 EQUITY INCENTIVE PLAN

                             STOCK OPTION AGREEMENT

      THIS AGREEMENT dated as of          ,      , between Dover Saddlery, Inc.,
a corporation organized under the laws of the State of Delaware (the "Company"), and the individual identified in paragraph 1 below, currently residing at the address set out at the end of this Agreement (the "Optionee").

      1. GRANT OF OPTION. Pursuant and subject to the Company's 2005 Equity Incentive Plan (as in effect on the date hereof and as amended from time to time in accordance with its terms, hereafter, the "Plan"), the Company grants to you, the Optionee identified in the table below, an option (the "Option") to purchase from the Company all or any part of a total of the number of shares identified in the table below (the "Optioned Shares") of the common stock, par value $.0001 per share, in the Company (the "Stock"), at the exercise price per share set out in the table below.

      OPTIONEE                      _______________________________________

      NUMBER OF SHARES              _______________________________________

      EXERCISE PRICE PER SHARE      _______________________________________

      GRANT DATE                    _______________________________________

      EXPIRATION DATE(1)            _______________________________________


      2.   CHARACTER OF OPTION.  This Option            (2) intended to be
treated as an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

      3. EXPIRATION OF OPTION. This Option shall expire at 5:00 p.m. on Expiration Date or, if earlier, the date specified in whichever of the following applies:

            (a) If the termination of your employment or other association is on account of your death or disability, the first anniversary of the date your employment ends.

            (b) If the termination of your employment or other association is due to any other reason, three (3) months after your employment or other association ends.

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      1 For ISOs not later than the day immediately preceding the tenth anniversary of the Grant Date. NQSOs may have a later expiration date, if the Plan allows.

      2 Either "is" or "is not", as the Committee or the Board has determined.

      4.   EXERCISE OF OPTION.

            (a) Until this Option expires, you may exercise it as to the number of Optioned Shares identified in the table below, in full or in part, at any time on or after the applicable exercise date or dates identified in the table. However, during any period that this Option remains outstanding after your employment or other association with the Company and its Affiliates ends, you may exercise it only to the extent it was exercisable immediately prior to the end of your employment or other association. The procedure for exercising this Option is described in Section 7.1(e) of the Plan. [You may pay the exercise price due on exercise by delivering other shares of Stock of equivalent Market Value provided you have owned such shares of Stock for at least six months.](3)

          Number of Shares            Initial Exercise Date
        in Each Installment         for Shares in Installment
        -------------------         -------------------------




            [(b) Upon the occurrence of a Change of Control,

                  (i) any and all Options and Stock Appreciation Rights not already exercisable in full shall Accelerate with respect to [_______%] of the shares for which such Options or Stock Appreciation Rights are not then exercisable;

                  (ii) any Risk of Forfeiture applicable to Restricted Stock and Restricted Stock Units which is not based on achievement of Performance Goals shall lapse with respect to [_______%] of the Restricted Stock and Restricted Stock Units still subject to such Risk of Forfeiture immediately prior to the Change of Control; and

                  (iii) All outstanding Awards of Restricted Stock and Restricted Stock Units conditioned on the achievement of Performance Goals and the target payout opportunities attainable under outstanding Performance Units shall be deemed to have been satisfied as of the effective date of the Change of Control as to a pro rata number of shares based on the assumed achievement of all relevant Performance Goals and the length of time within the Performance Period which has elapsed prior to the Change of Control. All such Awards of Performance Units and Restricted Stock Units shall be paid to the extent earned to Participants in accordance with their terms within thirty (30) days following the effective date of the Change of Control.

            None of the foregoing shall apply, however, (x) in the case of a Qualified Performance-Based Award specifically designated as such by the Committee at the time of grant (except to the extent allowed by Section 162(m) of the Code), (y) in the case of any

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      3 Include if authorized by the Committee or the Board. Note that adding this feature to an incentive stock option after grant may result in a deemed new grant, and potentially disqualify the incentive stock option.

Award pursuant to an Award Agreement requiring other or additional terms upon a Change of Control (or similar event), or (z) if specifically prohibited under applicable laws, or by the rules and regulations of any governing governmental agencies or national securities exchanges.](4)

      5. TRANSFER OF OPTION. You may not transfer this Option except by will or the laws of descent and distribution, and, during your lifetime, only you may exercise this Option.

      6. INCORPORATION OF PLAN TERMS. This Option is granted subject to all of the applicable terms and provisions of the Plan, including but not limited to the limitations on the Company's obligation to deliver Optioned Shares upon exercise set forth in Section 9 (Settlement of Awards).

      7. MISCELLANEOUS. This Agreement shall be construed and enforced in accordance with the laws of the State of Delaware, without regard to the conflict of laws principles thereof and shall be binding upon and inure to the benefit of any successor or assign of the Company and any executor, administrator, trustee, guardian, or other legal representative of you. Capitalized terms used but not defined herein shall have the meaning assigned under the Plan. This Agreement may be executed in one or more counterparts all of which together shall constitute but one instrument.

      8. TAX CONSEQUENCES. The Company makes no representation or warranty as to the tax treatment to you of your receipt or exercise of this Option or upon your sale or other disposition of the Optioned Shares. You should rely on your own tax advisors for such advice. [In particular, you acknowledge that in any event this Option will not be treated as an Incentive Option as to any shares acquired under this Option

            (a) more than twelve months after your employment ends, if your employment ends on account of your death or total and permanent disability, or,

            (b) more than three months after your employment ends, if your employment ends in any other circumstance.](5)

               [remainder of page intentionally left blank]





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      4 This Section 4(b) is to be included at the discretion of the Committee or the Board.

      5 Include this text in incentive stock option agreements which by their terms may remain exercisable more than three months after termination of employment other than on account of death or disability or more than twelve months after termination of employment on account of death or disability.

      IN WITNESS WHEREOF, the parties have executed this Agreement as a sealed instrument as of the date first above written.

DOVER SADDLERY, INC.


By: ___________________________           ________________________________
Name: _________________________           Signature of Optionee
Title:_________________________

                                          Optionee's Address:

                                          ________________________________

                                          ________________________________

                                          ________________________________

                              DOVER SADDLERY, INC.
                           2005 EQUITY INCENTIVE PLAN

                              OPTION EXERCISE FORM

Dover Saddlery, Inc.
P.O. Box 1100
525 Great Road
Littleton, MA 01460

      Attention:  Chief Financial Officer

Dear Sir:

      In accordance with and subject to the terms and conditions of the Dover Saddlery Inc. 2005 Equity Incentive Plan, I hereby elect to exercise my option granted under the agreement dated ___________________, to purchase __________________________ ( _______ ) shares of the common stock, par value
$.0001 per share, in Dover Saddlery, Inc. (the "Company").

      Enclosed herewith is payment to the Company in the amount of _____________________________ Dollars ($ __________ ) in full payment of the option price for said shares.

      I HEREBY REPRESENT AND WARRANT THAT I AM ACQUIRING THE SHARES PURCHASED HEREUNDER FOR INVESTMENT AND NOT WITH A VIEW TO THE SALE OR DISTRIBUTION THEREOF. I ACKNOWLEDGE I UNDERSTAND THAT SUCH SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), BY REASON OF THEIR ISSUANCE IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENT OF THE ACT PURSUANT TO SECTION 4(2) THEREOF AND THAT THE SHARES MAY NOT BE RESOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BECOME EFFECTIVE UNDER THE ACT UNLESS THE COMPANY DETERMINES THAT SUCH RESALE OR OTHER TRANSFER MAY BE EFFECTED WITHOUT REGISTRATION UNDER THE ACT BY VIRTUE OF AN EXEMPTION THEREFROM.

                                          Sincerely yours,


                                          ________________________________